THE PBHG FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 20, 1999
                                     TO THE
                         PROSPECTUS DATED JULY 31, 1999

This Supplement updates certain information contained in the above-referenced Prospectus of The PBHG Funds, Inc. (the "Company"). You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

     The Board of Directors of the Company has called a special meeting of shareholders of the Technology & Communications Fund (the "Fund") to be held on November 2, 1999, at which meeting the shareholders will be asked to approve the following proposed changes to the Fund's fundamental investment policies:

Non-Diversified Status

     The Board of Directors of the Company has approved, and has recommended that the shareholders approve, a change to the diversified status of the Fund. If the shareholders approve the change, the Fund, with respect to 50% of its total assets, will not be permitted to purchase securities of any issuer (except securities issued by the United States, its agencies and instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in securities of such issuer. Currently, this limitation applies to 75% of the Fund's total assets. This change in investment policy will result in the classification of the Fund as a non-diversified investment company.

Concentration Policy

     Further, the Board of Directors of the Company has approved, and has recommended that the shareholders approve, a change to the concentration policy applicable to the Fund. If the shareholders approve the change, the Fund will invest 25% or more of its total assets in one or more of the industries that compose the technology and communications sectors. The technology and communications sectors include, but are not limited to, computer software, computer hardware, electronic components, electronic systems, network broadcasting, cable broadcasting, telecommunications, multimedia, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental services. Currently, the Fund's fundamental investment policies do not allow the Fund to concentrate its investments in any particular technology or communications industry.